UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 3, 2012

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2012, the Board of Directors elected Tracy P. Palandjian as a director and member of the Audit Committee of Affiliated Managers Group, Inc. (the “Company”).  Ms. Palandjian is the Chief Executive Officer and co-founder of Social Finance, Inc., a nonprofit organization focused on developing and managing innovative financial instruments that connect the social sector to the capital markets.  Prior to establishing Social Finance, Ms. Palandjian served as a Managing Director of The Parthenon Group, a global strategy consulting firm.  At Parthenon, she established and led the Nonprofit Practice and consulted to foundations and nonprofit organizations on strategy development, mission definition, corporate social responsibility and knowledge and innovation in the U.S. and globally.  Ms. Palandjian serves as Chair of the Board of Directors of Facing History and Ourselves, is a member of the boards of the Robert F. Kennedy Center for Justice and Human Rights, the Hong Kong Association of Massachusetts, and the Investment Committee of Milton Academy.  Ms. Palandjian earned an A.B. degree, magna cum laude, in Economics from Harvard College and an M.B.A. degree with high distinction from Harvard Business School, where she was a Baker Scholar.

Under the Company’s customary director equity arrangements, in connection with her election as a director, the Company granted Ms. Palandjian stock options to purchase 1,694 shares of Common Stock and $40,000 of stock units under the Company’s Deferred Compensation Plan.

A copy of the press release announcing Ms. Palandjian’s election is furnished as Exhibit 99.1 hereto.

ITEM 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors adopted an amendment to the Company’s By-laws, effective March 3, 2012, to provide that other than in contested elections, the election of directors shall be by a majority of the votes cast in such election, rather than by a plurality, as in the former provision.

This description is a summary and is qualified in its entirety by the Amended and Restated By-laws of the Company, filed as Exhibit 3.1 hereto and incorporated by reference herein.

ITEM 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws.

99.1*	Press Release issued by the Company on March 5, 2012 announcing the election of Ms. Tracy P. Palandjian to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: March 6, 2012
	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws.

99.1*	Press Release issued by the Company on March 5, 2012 announcing the election of Ms. Tracy P. Palandjian to the Board of Directors of the Company.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.